       FORM OF CERTIFICATE FOR THE GLOBAL FLOATING RATE NOTE - EXHIBIT 4.2

                     INTERNATIONAL LEASE FINANCE CORPORATION
                           MEDIUM-TERM NOTE, SERIES L
                                 (FLOATING RATE)

REGISTERED                                                            REGISTERED


NO. FLR-
CUSIP-



If this Security is registered in the name of The Depository Trust Company (the "Depositary") (55 Water Street, New York, New York) or its nominee, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary unless and until this Security is exchanged in whole or in part for Debt Securities in definitive form. Unless this certificate is presented by an authorized representative of the Depositary to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REQUIRED TERMS

DESIGNATION:

PRINCIPAL AMOUNT:

ISSUE PRICE:

ORIGINAL ISSUE DATE:

STATED MATURITY:

INTEREST RATE BASIS OR BASES:

INITIAL INTEREST RATE:

INTEREST PAYMENT DATES:

INTEREST RATE RESET PERIOD:

INDEX MATURITY:


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PRESET TERMS

INTEREST RESET DATES:

INTEREST DETERMINATION DATES:

CALCULATION DATES:

REGULAR RECORD DATES:



OPTIONAL TERMS

SPREAD:

SPREAD MULTIPLIER:    %

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

OVERDUE RATE:

REDEEMABLE ON OR AFTER:

OPTIONAL REPAYMENT DATE:

FIXED INTEREST RATE:

FIXED RATE COMMENCEMENT DATE:

REPURCHASE PRICE (for Discount Securities):

OPTIONAL RESET DATES:

EXTENSION PERIODS:

FINAL MATURITY:

OTHER PROVISIONS:


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               INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation
(hereinafter called the "Company," which term includes any successor corporation under the Indenture, as hereinafter defined), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum set forth above at Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date
(as hereinafter defined) to which interest has been paid or duly provided for, in arrears on the Interest Payment Dates set forth above ("Interest Payment Dates"), until the principal hereof is paid or made available for payment, and on Stated Maturity, commencing with the Interest Payment Date next succeeding the Original Issue Date, at the rate per annum determined in accordance with the provisions below, depending on the Interest Rate Basis or Bases specified above. Interest will be payable on each Interest Payment Date and at Stated Maturity or upon redemption or optional repayment. Interest will be payable to the Holder at the close of business on the Regular Record Date which, unless otherwise specified above, shall be the fifteenth calendar day (whether or not a Business Day (as defined below)) immediately preceding the related Interest Payment Date; provided, however, that interest payable at Stated Maturity or upon redemption or optional repayment will be payable to the person to whom principal is payable and (to the extent that the payment of such interest shall be legally enforceable) at the Overdue Rate, if any, per annum set forth above on any overdue principal and premium and on any overdue installment of interest. If the Original Issue Date is between a Regular Record Date and the next succeeding Interest Payment Date, the first payment of interest hereon will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next Regular Record Date.

               Payment of the principal, and premium, if any, and interest payable at Stated Maturity or upon redemption or optional repayment of this Security will be made in immediately available funds at the corporate trust office or agency of the Trustee in New York, New York, provided that this Security is presented to the Trustee in time for the Trustee to make such payments in such funds in accordance with its normal procedures. Interest (other than interest payable at Stated Maturity or upon redemption or optional repayment) will be paid by check mailed to the address of the person entitled thereto as it appears in the Security Register on the applicable Regular Record Date or, at the option of the Company, by wire transfer to an account maintained by such person with a bank located in the United States. Notwithstanding the foregoing, (1) the Depositary or its nominee, if it is the registered Holder of this Security, will be entitled to receive payments of interest (other than at Stated Maturity or upon redemption or optional repayment) by wire transfer to an account maintained by such Holder with a bank located in the United States, and
(2) a Holder of $10,000,000 or more in aggregate principal amount of Securities having the same Interest Payment Date will, upon receipt on or prior to the Regular Record Date preceding an applicable Interest Payment Date by the Trustee of written instructions from such Holder, be entitled to receive payments of interest (other than at Stated Maturity or upon redemption or optional repayment) by wire transfer to an account maintained by such Holder with a bank located in the United States. Such instructions shall remain in effect with respect to payments of interest made to such Holder on subsequent Interest Payment Dates unless revoked or changed by written instructions received by the Trustee from such Holder, provided that any such written revocation or change which is received by the Trustee after a Regular Record Date and before the related Interest Payment Date shall not be effective with respect to the interest payable on such Interest Payment Date.

               This Security is one of a duly authorized issue of Medium-Term Notes, Series L of the Company (herein called the "Securities"), issued and to be issued under an Indenture dated as of November 1, 2000 (herein called the "Indenture") between the Company and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be issued from time to time at varying maturities, interest rates and other terms as may be designated with respect to a Security.

               The interest rate borne by this Security shall be determined as follows:

        - Unless this Security is designated as a "Floating Rate/Fixed Rate Note," an "Inverse Floating Rate Note" or as having an Addendum attached, this Security shall be designated as a "Regular Floating Rate Note" and, except as described below or as specified on the face hereof, bear interest at the rate determined by reference to the Interest Rate Basis or Bases specified on the face hereof (a) plus or minus the Spread, if any, specified on the face hereof and/or (b) multiplied by the Spread Multiplier, if any, specified on the face hereof. Commencing on the first Interest Reset Date (as defined below), the rate at which interest on this Security shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof.

        - If this Security is designated as a "Floating Rate/Fixed Rate Note," then, except as described below or as specified on the face hereof, this Security shall bear interest at the rate determined by reference to the Interest Rate Basis or Bases specified on the face hereof (a) plus or minus the Spread, if any, specified on the face hereof and/or (b) multiplied by the Spread Multiplier, if any, specified on the face hereof. Commencing on the first Interest Reset Date, the rate at which interest on this Security shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof and the interest rate in effect commencing on the Fixed Rate Commencement Date specified on the face hereof to Stated Maturity shall be the Fixed Interest Rate, if such rate is specified on the face hereof or, if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the day immediately preceding the Fixed Rate Commencement Date.

        - If this Security is designated as an "Inverse Floating Rate Note," then, except as described below or as specified on the face hereof, this Security shall bear interest equal to the Fixed Interest Rate specified on the face hereof minus the rate determined by reference to the Interest Rate Basis or Bases specified on the face hereof (a) plus or minus the Spread, if any, specified on the face hereof and/or (b) multiplied by the Spread Multiplier, if any, specified on the face hereof; provided, however, that, unless otherwise specified on the face hereof, the interest rate hereon shall not be less than zero during any Interest Rate Reset Period (as defined below). Commencing on the first Interest Reset Date, the rate at which interest on this Security is payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof.

               Notwithstanding the foregoing, if this Security is designated as having an Addendum attached as specified on the face hereof, this Security shall bear interest in accordance with the terms described in such Addendum and as specified on the face hereof.

               Except as set forth above or as specified on the face hereof, the interest rate in effect on each day shall be (1) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (2) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.

               Unless otherwise specified on the face hereof:

               (1) The "Interest Reset Date" shall be, if the Interest Rate Reset Period specified on the face hereof is (i) daily, each Business Day; (ii) weekly, the Wednesday of each week (except with respect to the Treasury Rate which shall reset on the Tuesday of each week, except as described below); (iii) monthly, the third Wednesday of each month (except with respect to the Eleventh District Cost of Funds Rate which shall reset on the first calendar day of the month); (iv) quarterly, the third Wednesday of March, June, September and December of each year,
               (v) semiannually, the third Wednesday of the two months specified on the face hereof; and (vi) annually, the third Wednesday of the month specified on the face hereof. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, unless LIBOR is an applicable Interest Rate Basis, in which case, if such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

               (2) The "Interest Determination Date" with respect this Security shall be: (i) if the applicable Interest Rate Basis is the CD Rate or the CMT Rate, the second Business Day immediately preceding the applicable Interest Reset Date; (ii) if the applicable Interest Rate Basis is the Commercial Paper Rate, the Federal Funds Rate or the Prime Rate, the Business Day immediately preceding the applicable Interest Reset Date; (iii) if the applicable Interest Rate Basis is the Eleventh District Cost of Funds Rate, the last working day of the month immediately preceding the applicable Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Index (as defined below); (iv) if the applicable Interest Rate Basis is LIBOR, the second London Business Day (as defined below) immediately preceding the applicable Interest Reset Date and (v) if the applicable Interest Rate Basis is the Treasury Rate, the day in the week in which the applicable Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned; provided, however, that if an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the Interest Determination Date will be such preceding Friday; and provided, further, that if an auction falls on the applicable Interest Reset Date, then the Interest Reset Date will instead be the first Business Day following such auction. If the interest rate on this Security is determined by reference to two or more Interest Rate Bases, the Interest Determination Date shall be the second Business Day prior to the applicable Interest Reset Date for this Security on which each Interest Rate Basis is determinable. Each Interest Rate Basis will be determined on such date, and the applicable interest rate will take effect on the applicable Interest Reset Date.

               (3) The "Calculation Date," if applicable, pertaining to any Interest Determination Date will be the earlier of (1) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day or
               (2) the Business Day immediately preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.

               Unless otherwise specified on the face hereof, the interest rate with respect to each Interest Rate Basis shall be determined in accordance with the following provisions:

Determination of CD Rate

               If the Interest Rate Basis with respect to this Security is the CD Rate, such rate shall be determined by the Calculation Agent appointed as agent by the Company to calculate the rates of interest applicable to securities including this Security (the "Calculation Agent") in accordance with the following provisions:

               "CD Rate" means the rate on the date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "H.15(519)" (as defined below), under the heading "CDs (Secondary Market)."

               The Interest Determination Date relating to a CD Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the CD Rate is referred to herein as a "CD Rate Interest Determination Date."

               The following procedures will be followed if the CD Rate cannot be determined as described above:

        - If the rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the CD Rate Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published in H.15 Daily Update (as later defined) or the other recognized electronic source used for the purpose of displaying the rate under the caption "CDs (secondary market)" will apply.

        - If the rate is not yet published in either H.15(519), H.15 Daily Update or other recognized electronic source on the related Calculation Date, the CD Rate for the CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time on the date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in the City of New York. The secondary market offered rates will be selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity designated on the face hereof and be in an amount that is representative for a single transaction in that market at that time.

        - If the dealers so selected by the Calculation Agent are not quoting as set forth above, the CD Rate for the CD Rate Interest Determination Date will be that CD Rate in effect on the CD Rate Interest Determination Date.

               "Index Maturity" means the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Bases will be calculated.

               "H.15(519)" means the designated weekly statistical release, or any successor publication, published by the Board of Governors of the Federal Reserve System.

               "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication.

Determination of CMT Rate

               If the Interest Rate Basis with respect to this Security is the CMT Rate, such rate will be determined by the Calculation Agent in accordance with the following provisions:

               The Interest Determination Date relating to a CMT Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the CMT Rate will be referred to herein as the "CMT Rate Interest Determination Date."

               "CMT Rate" means:

               (1) if CMT Telerate Page 7051 is specified on the face hereof:

                    (a) the percentage equal to the yield for United States
                Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Bridge Telerate, Inc. (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Telerate Page 7051"), for the CMT Rate Interest Determination Date, or

                    (b) if the rate referred to in clause (a) does not so appear on Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof and for the CMT Rate Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities", or

                    (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the CMT Rate Interest Determination Date for the period of the Index Maturity specified on the face hereof as may then be published by either the Federal Reserve System Board of Governors or the United

                States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519), or

                    (d) if the rate referred to in clause (c) is not so
                published, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the agents or their affiliates) (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

                    (e) if fewer than five but more than two of the prices
                referred to in clause (d) are provided as requested, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

                    (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

                    (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or

                    (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the CMT Rate Interest Determination Date.

                (2) if CMT Telerate Page 7052 is specified on the face hereof:

                    (a) the percentage equal to the one-week or one-month, as
                specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Bridge Telerate, Inc. (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the CMT Rate Interest Determination Date falls, or

                    (b) if the rate referred to in clause (a) does not so appear on Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof and for the week or month, as applicable, preceding the CMT Rate Interest

                Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities," or

                    (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the CMT Rate Interest Determination Date falls, or

                    (d) if the rate referred to in clause (c) is not so
                published, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

                    (e) if fewer than five but more than two of the prices
                referred to in clause (d) are provided as requested, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

                    (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time, or

                    (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest or the lowest of the quotations will be eliminated, or

                    (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that CMT Rate Interest Determination Date.

               If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the that Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

Determination of Commercial Paper Rate

               If the Interest Rate Basis with respect to this Security is the Commercial Paper Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

               "Commercial Paper Rate" means the Money Market Yield (as defined below) on the date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Commercial Paper -- Non-Financial."

               The Interest Determination Date relating to a Commercial Paper Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Commercial Paper Rate will be referred to herein as the "Commercial Paper Rate Interest Determination Date."

               The following procedures will be followed if the Commercial Paper Rate cannot be determined as described above:

        - In the event the rate is not published by 3:00 P.M., New York City time, on the related Calculation Date then the Commercial Paper Rate will be the Money Market Yield (as defined below) on the Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as published in H.15 Daily Update, or the other recognized electronic source used for the purpose of displaying the rate under the caption "Commercial Paper Non-Financial." An Index Maturity of one month will be deemed equivalent to an Index Maturity of 30 days and an Index Maturity of three months will be deemed to be equivalent to an Index Maturity of 90 days.

        - If by 3:00 P.M., New York City time, on the related Calculation Date, the rate is not yet published in H.15(519), H15 Daily Update or another other recognized electronic source, then the Commercial Paper Rate on the Interest Determination Date will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on the Commercial Paper Rate Interest Determination Date of three leading dealers United States dollar commercial paper in The City of New York. The quotations will be selected by the Calculation Agent for commercial paper having the Index Maturity designated on the face hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized rating agency.

        - If the dealers selected by the Calculation Agent are not quoting as provided above, the Commercial Paper Rate will be that Commercial Paper Rate in effect on the Commercial Paper Rate Interest Determination Date.


               "Money Market Yield" means a yield (expressed as a percentage rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upwards) calculated by the following formula:


 Money Market Yield   =     D x 360
                         -------------   x  100
                         360 - (D x M)

               where "D" is the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

Determination of Eleventh District Cost of Funds Rate

               If the Interest Rate Basis with respect to this Security is the Eleventh District Cost of Funds Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

               "Eleventh District Cost of Funds Rate" means the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the Eleventh District Cost of Funds Rate

Interest Determination Date falls, as set forth under the caption "11th District" on Bridge Telerate, Inc. (or any successor service) on page 7058 ("Telerate Page 7058") as of 11:00 A.M. San Francisco time, on the date.

               An Interest Determination Date relating to an Eleventh District Cost of Funds Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Eleventh District Cost of Funds Rate will be referred to herein as an "Eleventh District Cost of Funds Rate Interest Determination Date."

               The following procedures will be followed if the Eleventh District Cost of Funds Rate cannot be determined as described above:

        - If the rate does not appear on Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate for the Eleventh District Cost of Funds Rate Interest Determination Date will be the monthly weighted average costs of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding the date of the announcement.

        - If the Federal Home Loan Bank of San Francisco fails to announce the rate for the calendar month immediately preceding the Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate determined as of the Eleventh District Cost of Funds Rate Interest Determination Date will be the Eleventh District Cost of Funds Rate in effect on the Eleventh District Cost of Funds Rate Interest Determination Date.

Determination of Federal Funds Rate

               If the Interest Rate Basis with respect to this Security is the Federal Funds Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

               "Federal Funds Rate" means the rate on the date for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)", as the rate is displayed on Bridge Telerate, Inc. (or any successor service) on page 120 (or any other page as may replace the page on the service) ("Telerate 120").

               An Interest Determination Date relating to a Federal Funds Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Federal Funds Rate will be referred to herein as a "Federal Funds Rate Interest Determination Date."

               The following procedures will be followed if the Federal Funds Rate cannot be determined as described above:

        - If the rate does not appear on Telerate Page 120 or is not so published by 3:00 P.M. New York City time, on the related Calculation Date, the rate on the Federal Funds Rate Interest Determination Date as published in H.15 Daily Update, or the other recognized electronic source used for the purpose of displaying the rate, under the caption "Federal Funds (Effective)" will be used.

        - If by 3:00 P.M., New York City time, on the related Calculation Date the rate does not appear on Telerate Page 120 or is not yet published in H.15(519), H.15 Daily Update or other recognized electronic source, then the Federal Funds Rate on the Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on that Federal Funds Rate Interest Determination Date.

        - If the brokers selected by the Calculation Agent are not quoting as provided above, the Federal Funds Rate determined as of the Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on that Federal Funds Rate Interest Determination Date.

Determination of LIBOR

               If the Interest Rate Basis with respect to this Security is LIBOR, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

               An Interest Determination Date relating to a LIBOR Note or any Floating Rate Note for which the interest rate is determined with reference to LIBOR will be referred to herein as a "LIBOR Interest Determination Date".

                (a) Upon a LIBOR Interest Determination Date, the LIBOR rate will be either:

                    if "LIBOR Telerate" is specified on the face hereof or if
                neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on the LIBOR Interest Determination Date; or

                    if "LIBOR Reuters" is specified on the face hereof, the
                arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case that single rate shall be used) for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on the LIBOR Interest Determination Date. If fewer than two offered rates so appear, or if no rate so appears, as applicable, LIBOR on the LIBOR Interest Determination Date will be determined in accordance with the provisions described in paragraph (b) set forth below.

                (b) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as specified in (a) above, LIBOR will be determined according to the procedures described below:

        - The Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on the LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in the market at the time.

        - If at least two quotations are so provided, then LIBOR on the LIBOR Interest Determination Date will be the arithmetic mean of the quotations.

        - If fewer than two quotations are so provided, then LIBOR on the LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable principal financial center, on the LIBOR Interest Determination Date by three major banks in the principal financial center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in the market at the time.

        - If the banks so selected by the Calculation Agent are not quoting as provided above, LIBOR determined as of the LIBOR Interest Determination Date will be LIBOR in effect on that LIBOR Interest Determination Date.

               "Designated LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no currency is specified on the face hereof, United States dollars.

               "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace the page on the service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency, or (b) if "LIBOR Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Bridge Telerate, Inc. (or any successor service) on the page specified on the face hereof (or any other page as may replace the page on the service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency.

Determination of Prime Rate

               If the Interest Rate Basis with respect to this Security is the Prime Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

               "Prime Rate" means the rate on the date as published in H.15(519) under the heading "Bank Prime Loan."

               An Interest Determination Date relating to a Prime Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Prime Rate will be referred to herein as a "Prime Rate Interest Determination Date."

               The following procedures will be followed if the Prime Rate cannot be determined as described above:

        - If the rate is not published in H.15(519) prior to 3:00 P.M., New York City time, on the related Calculation Date, the rate on the Prime Rate Interest Determination Date as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the rate, under the caption "Bank Prime Loan" will be used.

        - If the rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, in H.15(519), or H.15 Daily Update or another recognized electronic source, then the Prime Rate will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 (as defined below) as the bank's prime rate or base lending rate as in effect for that Prime Rate Interest Determination Date, as determined by the Calculation Agent.

        - If fewer than four rates appear on the Reuters Screen US PRIME 1 for the Prime Rate Interest Determination Date, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the Prime Rate Interest Determination Date by three major banks in The City of New York (which may include affiliates of the Agents) selected by the Calculation Agent.

        - If the banks or trust companies selected are not quoting as provided above, the Prime Rate determined for the Prime Rate Interest Determination Date will be that Prime Rate in effect on the Prime Rate Interest Determination Date.

               "Reuters Screen US PRIME 1" means the display designated as page "US PRIME 1" on the Reuters Monitor Money Rates Service (or the other page as may replace the US PRIME 1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

Determination of Treasury Rate

               If the Interest Rate Basis with respect to this Security is the Treasury Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

               An Interest Determination Date relating to a Treasury Rate Note or any Floating Rate Note for which the interest rate is determined by reference in the Treasury Rate shall be referred to herein as a "Treasury Rate Interest Determination Date."

               "Treasury Rate" means:

               (1) the rate from the auction held on the Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Bridge Telerate, Inc. (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Telerate Page 57"), or

               (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High", or

               (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury, or

               (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the Treasury Rate Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or

               (5) if the rate referred to in clause (4) not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the Treasury Rate Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or

               (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the Treasury Rate Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Treasury Rate Interest Determination Date, of three primary United States government securities dealers (which may include the agents or their affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof, or

               (7) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the Treasury Rate Interest Determination Date.

               "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                               D x N
 Bond Equivalent Yield  =  -------------   x  100
                           360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

               Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. The Calculation Agent shall calculate the interest rate on this Security in accordance with the foregoing on each Interest Determination Date.

               The interest rate on this Security will in no event be higher than the maximum rate permitted by New York or California law as the same may be modified by the United States law of general applicability.

               The Calculation Agent will, upon the request of the Holder of this Security, provide to such Holder the interest rate hereon then in effect and, if different, the interest rate which will become effective as of the next applicable Interest Reset Date.

               If any Interest Payment Date specified on the face hereof would otherwise be a day that is not a Business Day, the Interest Payment Date shall be postponed to the next day that is a Business Day, except that if (1) the rate of interest on this Security shall be determined in accordance with the provisions of the heading "Determination of LIBOR" above, and (2) such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. "Business Day" means any day that is not a Saturday or Sunday and that, in The City of New York (and, if the rate of interest on this Security shall be determined in accordance with the provisions of the heading "Determination of LIBOR" above, the City of London), is not a day on which banking institutions are generally authorized or obligated by law to close.

               Interest payments for this Security will include interest accrued from and including the date of issue or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the Interest Payment Date or Stated Maturity, as the case may be. Accrued interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid, as the case may be, shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid, as the case may be, to the date for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360, in case the Interest Rate Basis of this Security is the Commercial Paper Rate or LIBOR, or by the actual number of days in the year in the case the Interest Rate Basis of this Security is the Treasury Rate.

               On each Optional Reset Date, if any, specified on the face hereof, the Company has the option to reset the Spread and the Spread Multiplier. If no date or dates for such reset are set forth on the face hereof, this Security will not be subject to such reset. The Company may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to an Optional Reset Date. Not later than 40 days prior to such Optional Reset Date, the Trustee will mail to the Holder hereof a notice (the "Reset Notice"), first class, postage prepaid. The Reset Notice will indicate whether the Company has elected to reset the Spread or Spread Multiplier and if so, (1) such new Spread or Spread Multiplier, as the case may be; and (2) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or, if there is no such next Optional Reset Date, to Stated Maturity (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

               Notwithstanding the foregoing, the Company may, at its option, revoke the Spread or Spread Multiplier as provided for in the Reset Notice, and establish a Spread or Spread Multiplier that is higher (or lower if this Security is designated an Inverse Floating Rate Note) than the Spread or Spread Multiplier provided for in the relevant Reset Notice for the Subsequent Interest Period commencing on such Optional Reset Date, by causing the Trustee to mail, not later than 20 days prior to an Optional Reset Date (or, if the day is not a Business Day, on the immediately succeeding Business Day), a notice of such new Spread or Spread Multiplier to the Holder hereof. Such notice will be irrevocable. The Company must notify the Trustee of its intentions to revoke such Reset Notice at least 25 days prior to such Optional Reset Date. If the Spread or Spread Multiplier hereof is reset on an Optional Reset Date and the Holder hereof has not tendered this Security for repayment (or has validly revoked any such tender) pursuant to the next succeeding paragraph, such Holder will bear such new Spread or Spread Multiplier for the Subsequent Interest Period.

               If the Company elects to reset the Spread or Spread Multiplier as described above, the Holder hereof will have the option to elect repayment hereof by the Company on any Optional Reset Date at a price equal to the aggregate principal amount hereof outstanding on, plus any interest accrued to, such Optional Reset Date. In order to exercise such option, the Holder hereof must follow the procedures set forth below for optional repayment, except that
(1) the period for delivery of this Security or notification to the Trustee will be at least 25 but not more than 35 days prior to such Optional Reset Date and
(2) a Holder who has tendered for repayment pursuant to a Reset Notice may, by written notice to the Trustee, revoke any such tender until the close of business on the tenth day prior to such Optional Reset Date.

               The Company may extend the Stated Maturity of this Security for the number of periods of whole years from one to five, if any, specified on the face hereof under Extension Periods up to but not beyond the Final Maturity Date specified on the face hereof. If no period or periods for such extension are set forth on the face hereof, this Security will not be subject to such extension and will finally mature on the Stated Maturity specified on the face hereof. The Company may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to the old Stated Maturity. Not later than 40 days prior to the old Stated Maturity, the Trustee will mail to the Holder hereof a notice (the "Extension Notice"), first class, postage prepaid. The Extension Notice will set forth (2) the election of the Company to extend the Stated Maturity; (2) the new Stated Maturity; (3) the Spread or Spread Multiplier applicable to the Extension Period; and (4) the provisions, if any, for redemption during the Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Extension Period. Upon the mailing by such Trustee of an Extension Notice to the Holder hereof, the Stated Maturity shall be extended automatically, and, except as modified by the Extension Notice and as described in the next paragraph, this Security will have the same terms as prior to the mailing of such Extension Notice.

               Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher (or lower if this Security is designated an Inverse Floating Rate Note) Spread or Spread Multiplier for the Extension Period, by causing the Trustee to mail notice of such new Spread or Spread Multiplier, as the case may be, first class, postage prepaid, to the Holder hereof. Such notice will be irrevocable. In such case, this Security will bear such new Spread or Spread Multiplier for the Extension Period, whether or not tendered for repayment.

               If the Company extends the Stated Maturity, the Holder hereof will have the option to elect repayment hereof by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus any interest accrued and unpaid to such date. In order to exercise such option, the Holder hereof must follow the procedures set forth for optional repayment, except that
(1) the period for delivery of this Security or notification to the Trustee will be at least 25 but not more than 35 days prior to the old Stated Maturity and
(2) a Holder who has tendered for repayment pursuant to an Extension Notice may, by written notice to the Trustee, revoke any such tender for repayment until the close of business on the tenth day before the old Stated Maturity.

               Unless otherwise indicated on the face of this Security, this Security may not be redeemed prior to

Stated Maturity. If so indicated on the face of this Security, this Security may be redeemed, at the option of the Company, on any date on or after the date set forth on the face hereof, either in whole or from time to time in part at a redemption price equal to 100% of the principal amount redeemed, together with interest accrued and unpaid thereon to the date of redemption. Notice of redemption shall be mailed to the Holders of the Securities designated for redemption at their addresses as the same shall appear in the Security Register not less than 30 and not more than 60 days prior to the date of redemption, subject to all the conditions and provisions of the Indenture. In the event of any redemption, the Company will not be required to (1) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending at the close of business on the date of mailing of the relevant notice of redemption or (2) register the transfer or exchange of any Security, or any portion thereof, called for redemption, except the unredeemed portion of any Security being redeemed in part. Only a new Security or Securities for the amount of the unredeemed portion hereof shall be issued in the name of the Holder upon the cancellation hereof.

               If so provided on the face of this Security, the Security will be subject to repayment at the option of the Holder on the date or dates so indicated on the face hereof. If no date or dates for such repayment are set forth on the face hereof, this Security will not be repayable at the option of the Holder prior to Stated Maturity. On an optional repayment date, if any, this Security will be repayable in whole or in part in increments of $1,000 at the option of the Holder at a price equal to 100% of the principal amount to be repaid, together with interest thereon payable to the date of repayment, if not more than 60 nor less than 30 days prior to the date or dates of repayment set forth on the face hereof, the Company receives either (a) the Security with the form entitled "Option to Elect Repayment" on the reverse of the Security duly completed or (b) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America stating the name of the Holder of the Security, the principal amount of the Security, the amount of the Security to be repaid, a statement that the option to elect repayment is being exercised, and a guarantee that the Security to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Security duly completed will be received by the Company within five Business Days after the date of the telegram, telex, facsimile transmission or letter, and the security and form duly completed are so received by the Company. Any notice of this effect received by the Company will be irrevocable. The final and binding determination of all questions as to the validity, eligibility (including time of receipt) and acceptance of this Security for repayment will be made by the Company. In the event of repayment of this Security in part only, a new Security for the unrepaid portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

               If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of the series may be declared due and payable in the manner and with the effect provided in the Indenture.

               Unless otherwise specified on the face hereof, if (1) this Security is issued with original issue discount (as defined in the Internal Revenue Code of 1986, as amended)( the "Code"), and (2) the principal hereof is declared to be due and payable immediately, the amount of principal due and payable with respect hereto shall be limited to the Principal Amount hereof multiplied by the sum of the Issue Price hereof (expressed as a percentage of the Principal Amount hereof); plus the aggregate portions of the original issue discount (consisting of the excess of the amounts considered as part of the "stated redemption price at maturity" of the Security within the meaning of
Section 1273(a)(2) of the Code, whether denominated as principal or interest, over the Issue Price), which have accrued pursuant to Section 1272 of the Code (without regard to Section 1272(a)(7) of the Code) from the date of issuance of the Security to the date of determination; and minus any amount paid from the date of issuance up to the date of determination which is considered part of the "stated redemption price at maturity" of the Security.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the outstanding Securities of any series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed. However, the Indenture limits Holder's rights to enforce the Indenture and this Security.

               This Security is exchangeable only if (1) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed within the time specified in the Indenture, or (2) the Company in its sole discretion determines that all Global Securities of the same series as this Security shall be exchangeable for definitive Securities of differing denominations aggregating a like amount in registered form. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Securities of differing denominations aggregating a like amount in registered form in denominations of $1,000 and integral multiples of $1,000 in excess thereof, bearing interest at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Stated Maturity and other terms.

               The Depositary will not sell, assign, transfer or otherwise convey any beneficial interest in this Security unless such beneficial interest is in an amount equal to $1,000 or an integral multiple of $1,000 in excess thereof. The Depositary, by accepting this Security, agrees to be bound by such provision.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

               All percentages resulting from any calculation on this Security will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on this Security will be rounded to the nearest cent (with one-half cent being rounded upwards).

               THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal as of the Dated Date set forth on the face hereof.

                            INTERNATIONAL LEASE FINANCE CORPORATION

[Seal]

                            By:
                               -------------------------------
                               Chairman of the Board



                               -------------------------------
                               President


Attest:


----------------------------------
        Secretary



               Unless the certificate of authentication hereon has been executed by The Bank of New York, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized signatories or authorized Authenticating Agents, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Date of Registration:

                                      THE BANK OF NEW YORK, as Trustee



                                      By
                                        -------------------------------
                                        Authorized Signatory

[FORM OF ASSIGNMENT]

                                  ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

   TEN COM -- as tenants in common
   TEN ENT -- as tenants by the entireties
   JT TEN --  as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT -- __________________ Custodian ___________________
                         (Cust)                        (Minor)

under Uniform Gifts to Minors Act _____________________________
                                          (State)


    Additional abbreviations may also be used though not in the above list.

                         ------------------------------

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or Other
Identifying Number of Assignee
                                            -------------------------------

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


------------------------------------------------------


------------------------------------------------------


the within Note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________________________ Attorney to
transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
       -------------------------------


                                    --------------------------------------------

                                    --------------------------------------------
                                    Notice: The signature to this assignment
                                            must correspond with the name as
                                            written on the face of the within
                                            instrument in every particular,
                                            without alteration or enlargement,
                                            or any change whatever.

                            OPTION TO ELECT REPAYMENT

               The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned.

               The undersigned acknowledges that for the within Security to be repaid, the Company must receive at the offices or agencies of the Trustee in The City of New York, during the period specified in this Security (1) the Security with this "Option to Elect Repayment" form duly completed, or (2) a telegram, telex, facsimile or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of the Security, the principal amount of the Security, the amount of the Security to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid with the "Option to Elect Repayment" form duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Security and form duly completed are received by the Company by such fifth Business Day. Any such notice received by the Company during the period specified in this Security shall be irrevocable.

               If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which the Holder elects to have repaid:
$______________; and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Security or Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid): $______________.

Dated:

                                            ----------------------------------
                                            Note: The signature to this Option
                                            to Elect Repayment must correspond
                                            with the name as it appears upon the
                                            face of the within Security in every
                                            particular without alteration or
                                            enlargement or any change whatever.